Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities, Inc.

32ND SEMI-ANNUAL REPORT

September 30, 2001

Established 1969

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Fund for U.S. Government Securities, Inc.

President's Message

Dear Fellow Shareholder:

Created in 1969, Federated Fund for U.S. Government Securities, Inc. was the first mutual fund investing exclusively in U.S. government issues. Since its inception, the fund has allowed conservative bond investors to own an interest in many U.S. government securities and receive monthly income. Although the fund's shares are not guaranteed, the U.S. government holdings are guaranteed as to both principal and interest. In difficult economic times, U.S. government issues are attractive investments for many thousands of shareholders.

I am pleased to present the fund's 32nd Semi-Annual Report, which covers the six-month period from April 1, 2001 through September 30, 2001. The fund's net assets of $1.16 billion at the close of the reporting period were invested primarily in U.S. government issues--investments that provide monthly income.

This report opens with a discussion with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company, on economic influences on the bond market along with the fund's performance and strategies. Following the interview are a series of graphs showing the fund's long-term investment performance, a complete listing of the fund's holdings and the fund's financial statements.

On September 30, 2001, 87% of the fund's assets were invested in mortgage backed securities issued by the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). These securities are guaranteed as to principal by the U.S. government, its agencies or instrumentalities. U.S. Treasury issues made up 1.9% of fund assets at the end of the third quarter. The fund's target duration as the period ended was 2.84 years, and the average coupon of its holdings was 6.66%.1

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Individual share class total return performance for the six-month reporting period, including income distributions, follows.2

	Total Return	Income	Net Asset Value Increase
Class A Shares	4.69%	$0.240	$7.82 to $7.94 = 1.53%
Class B Shares	4.30%	$0.211	$7.82 to $7.94 = 1.53%
Class C Shares	4.29%	$0.210	$7.82 to $7.94 = 1.53%

The fund's positive performance and regular income are especially welcome in the current volatile environment, and U.S. government agency bonds, which have no credit risk and no default risk, are considered by many investors and money managers to be an attractive alternative to other fixed-income investments.

Thank you for entrusting a portion of your wealth to Federated Fund for U.S. Government Securities, Inc. Consider reinvesting your monthly income distributions as a convenient and sensible way not only to build the value of your account, but also to help your shares increase through compounding.3

If you have any questions or comments, please do not hesitate to write.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
November 15, 2001

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (0.04)%, (1.20)% and 3.29%, respectively.

3 Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-4700. Systematic investing does not ensure a profit or protect against loss in declining markets.

Kathy Foody-Malus

Vice President

Federated Investment Management Company

Investment Review

What was the economic and interest rate environment during the fund's reporting period?

The U.S. economy, which has been underperforming all year and showed little evidence of picking up by early September, now is absorbing a significant blow from the September terrorist attacks on the Pentagon and the New York City financial district. The business sector had been under considerable stress all year, which was reflected in weak production and income trends through August. Household spending held up well through August, but rising layoffs, persistent volatility and erosion in the stock market appeared to be undermining consumer confidence even prior to the attacks.

The response in economic policy has shifted swiftly this year to a more stimulative stance. While expectations are that the U.S. economy will languish for the next couple of quarters, there is now an increased probability of a rebound in the second half of 2002. The Federal Reserve Board (the "Fed") cut the Fed Funds Target Rate by 350 basis points this year through September 30, with five cuts occurring during the fund's reporting period.

In addition, the unusual and concerted response of the central banking community to this crisis underscored a new resolve to restore the health of the global economy, as other global central banks have followed the lead of the Fed in easing rates.

At the same time, Congress and the Bush Administration are moving quickly to provide new fiscal stimulus. Congress has already passed, or is about to pass, measures that will provide almost $50 billion in emergency aid. The initial round of aid should temper losses in the airline industry resulting from the terrorist attack, support recovery efforts in Washington and New York, and finance military operations.

In addition to emergency funding, Congress is debating a broader economic stimulus package. At this time, it is unclear whether new tax legislation will be forthcoming, although temporary capital gains tax cuts, payroll tax relief, increased depreciation allowances, and income and estate tax exemption for the victims of terrorist attacks are all under consideration.

The inability of the longer end of the bond market to rally amid the crisis is testimony to the perceived potency of the swift policy response both here and abroad. However, this policy response is unlikely to be inflationary, especially over the next several quarters, as the potential for higher unemployment and excess factory capacity could be higher than initially forecasted. Given this scenario, we would anticipate that bond yields are likely to decline. Although the surplus outlook has changed significantly, this will have more of an effect on yield spreads between Treasury and other fixed income securities.

How did mortgage backed securities perform relative to Treasury securities?

Mortgage rates have been low for most of 2001, and the refinancing wave we have seen to date has focused on new issues in the 7.5% to 8.0% securities range. As a result of recent events, we now are faced with 6.5% and 7.0% securities coming under prepayment pressure, as these two securities make up 60% of the agency mortgage market. The market is anticipating that prepayment activity on these securities will be faster due to the dramatically steeper yield curve. The yield differential between two- and ten-year Treasury issues is currently 183 basis points versus just two basis points at the beginning of 2001. The Treasury yield curve has not been this steep since 1993. This puts the mortgage market in uncharted territory given the host of different refinancing alternatives available to the homeowner in this yield curve environment.

While prepayment risk is very real, it is, in our opinion, manageable. Near-term risk/reward does not favor the mortgage market. However, over the longer term, we are positive on our outlook for mortgage backed securities. We believe that spreads versus Treasury issues are biased to tighten further, as increased fiscal spending and lower tax receipts soften the scarcity value currently priced into Treasury issues.

Versus other fixed income spread products, the weakening credit environment should also bode well for high-quality assets like mortgage backed securities. From the demand side, increased bank demand can potentially support the mortgage backed market in a significant way. The early 1990s recession was one such environment in which banks grew their portfolios aggressively. Over the past several years, banks have ignored the securities market in favor of loan growth, which could prove to be a dicey proposition moving forward. The steep Treasury yield curve further increases financial institutions' incentives to increase mortgage holdings to meet earning targets.

How did Federated Fund for U.S. Government Securities, Inc. perform for shareholders in terms of total return and income for the six-month reporting period?

For the first half of the fund's fiscal year, Class A, B, and C Shares produced net total returns of 4.69%, 4.30%, and 4.29%, respectively, based on net asset value. In terms of income, the fund's Class A, B, and C Shares paid monthly dividends totaling $0.240, $0.211 and $0.210 per share, respectively, during the reporting period.

Although falling interest rates for mortgage loans spawned a great deal of mortgage refinancing, the fund provided a total return above that provided by short- to intermediate-term U.S. Treasury securities. Federated Fund for U.S. Government Securities, Inc. was able to do this because the yield offered by mortgage securities during the six-month reporting period far exceeded that offered by Treasury issues. In short, the yield advantage of mortgage securities more than compensated shareholders for any negative impact of mortgage refinancing.

How was the portfolio allocated as of September 30, 2001?

At the end of the reporting period, the fund was invested in the following types of securities:

Percentage of Net Assets
Federal National Mortgage Association (FNMA)	40.7%
Government National Mortgage Association (GNMA)	30.1%
Non-Agency Mortgage-Backed Securities	21.4%
Federal Home Loan Mortgage Corporation (FHLMC)	14.3%
U.S. Treasury Obligations	1.9%
Mutual Funds	2.8%
Repurchase Agreements	13.4%

What is your outlook for the Fund?

Although the yield on mortgage securities remains attractive compared with the yields of comparable Treasury issues, we are on the cusp of yet another round of mortgage refinancing. This activity, which results in heavy prepayments of principal on mortgage-backed securities, will intensify if mortgage loan rates fall from current levels. We continue to position the fund in a way that would reduce the impact of such a refinancing wave. The fund remains fully invested in mortgage securities except for our small Treasury and cash holdings. We believe Federated Fund for U.S. Government Securities, Inc. is well positioned. Historically, interest rate cuts have helped to raise all bond prices, and the fund's U.S. government securities have benefited for over 18 months. It has been a nice environment for government bond managers and shareholders.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $32,000 in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $320,209 on 9/30/01. You would have earned a 7.47%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/01, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 6.08%, 6.21%, and 5.82%, respectively. The Class B Shares' average annual 1-year, 5-year, and since inception (7/26/94) total returns were 4.78%, 6.04%, and 6.33%, respectively. The Class C Shares' average annual 1-year, 5-year, and since inception (4/27/93) total returns were 9.27%, 6.35%, and 5.16%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; and Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 31 years (reinvesting all dividends and capital gains) grew to $134,721.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $32,000 but your account would have reached a total value of $134,7211 by 9/30/01. You would have earned an average annual total return of 7.68%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Portfolio of Investments

September 30, 2001 (unaudited)

Principal Amount			Value
		ASSET-BACKED SECURITIES--21.4%
		Financial Intermediaries--3.1%
$9,844,350		First Horizon Asset Securities, Inc. 2001-5, Class A5, 6.500%, 8/25/2031	$10,075,150
15,000,000		First Nationwide Trust 1999-1, Class 2A7, 6.500%, 3/25/2029	15,200,325
11,577,677		Lehman Structured Securities Corp. 2001-GE3, 6.500%, 2/25/2016	11,259,291

		TOTAL	36,534,766

		Home Equity Loans--16.7%
384,060		ABN AMRO Mortgage Corp. 2001-2, Class A1, 6.750%, 6/25/2031	392,175
2,500,000		Chase Funding Mortgage Loan 1999-1, 5.410%, 6/25/2028	2,509,300
4,824,301		Chase Mortgage Finance Corp. 1994-F, Class A9, 6.750%, 3/25/2025	4,901,997
15,336,499		Chase Mortgage Finance Corp. 2001-S1, Class A2, 7.250%, 2/25/2031	15,858,707
20,000,000		Conseco Finance 2000-D, 8.410%, 10/15/2031	21,816,356
20,817,207		Countrywide Home Loans 1999-2, Class A3, 6.250%, 4/25/2014	21,023,921
13,187,078		First Union Residential Securitization Transactions, Inc. 1999-A, Class 1A, 6.250%, 3/25/2015	13,510,227
73,173,495	[1]	GS Mortgage Securities Corp. 2000-1, (Interest Only) 0.210%, 6/19/2029	411,967
6,550,000		Mellon Bank Home Equity Installment Loan 1999-1, 6.950%, 3/25/2015	6,747,220
13,112,000		Prudential Home Mortgage Securities 1994-1, Class A6, 6.000%, 2/25/2009	13,701,253
10,000,000		Residential Funding Mortgage Securities I, Inc. 2001-S5, Class A5, 7.000%, 3/25/2031	10,406,149
105,182,238		Salomon Brothers Mortgage Securities VII 1999-4, Class 4, 2.547%, (Interest Only) 4/15/2028	2,761,034
36,824,130	[1]	Structured Asset Securities Corp. 1998-RF4, ALS2, Class B6, (Interest Only) 6.300%, 8/15/2028	6,570,898
31,749,828		Structured Asset Securities Corp. 2000-4, Class 1A2, 7.000%, 11/25/2030	32,136,382
29,274,116		Structured Asset Securities Corp. 2001-8A, Class 1A1, 8.000%, 5/25/2031	30,366,773
9,915,000		Union Planters Mortgage Finance Corp. 1998-1, Class A2, 6.450%, 1/25/2028	9,944,993

		TOTAL	193,059,352

Principal Amount			Value
		ASSET-BACKED SECURITIES--continued
		Manufactured Housing--1.6%
$13,000,000		Green Tree Financial Corp. 1993-4, 8.550%, 1/15/2019	$12,784,897
2,000,000		Green Tree Financial Corp. 1997-4, 7.230%, 2/15/2029	1,985,653
3,925,000		Green Tree Financial Corp. 1998-6, 7.140%, 2/1/2021	3,842,873

		TOTAL	18,613,423

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $249,943,776)	248,207,541

		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--87.0%
		Federal Home Loan Mortgage Corporation--13.0%
4,800,000	[2]	6.000%, 10/1/2031	4,789,488
37,100,000	[2]	6.500%, 10/1/2031	37,784,124
22,535,629	[2]	7.000%, 2/1/2031 - 11/1/2031	23,322,290
71,405,063	[2]	7.500%, 12/1/2029 - 10/1/2031	74,254,205
9,901,029		8.000%, 12/1/2029	10,380,635
3,605		11.000%, 12/1/2017	4,025
15,624		11.750%, 1/1/2011	17,608
467		12.500%, 10/1/2012	536
7,260		12.750%, 1/1/2013 - 10/1/2013	8,291
20,366		13.000%, 2/1/2015	23,980
14,297		13.250%, 3/1/2014	16,868
33,418		13.750%, 1/1/2011 - 10/1/2011	39,153
59		14.000%, 12/1/2012	69
26,181		14.500%, 10/1/2012	30,337
4,757		14.750%, 8/1/2011	5,568
2,798		15.500%, 8/1/2011	3,392

		TOTAL	150,680,569

		Federal Home Loan Mortgage Corporation REMIC--1.3%
15,000,000		Series 2328-QE, 6.500%, 6/15/2031	15,037,386

		Federal National Mortgage Association--35.2%
5,000,000	[3]	3.220%, 10/15/2001	4,996,650
160,006,004	[2]	6.000%, 5/1/2014 - 5/1/2031	161,185,622
52,508,347	[2]	6.500%, 12/1/2028 - 10/1/2031	53,403,632
129,250,995	[2]	7.000%, 9/1/2029 -- 11/1/2031	133,444,639
52,141,228		7.500%, 10/1/2029 - 10/1/2031	54,180,900
Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Federal National Mortgage Association--continued
$90,785		11.000%, 10/1/2010	$100,857
5,668		11.750%, 10/1/2015	6,506
673		12.000%, 1/1/2013	771
25,534		12.750%, 10/1/2010 - 8/1/2014	29,880
3,397		13.000%, 8/1/2015	3,979
6,943		15.000%, 10/1/2012	8,228

		TOTAL	407,361,664

		Federal National Mortgage Association REMIC--5.5%
24,775,103		Series 314-1, 0.000%, 11/29/2009	19,071,070
24,775,103		Series 314-2, 6.000%, 11/29/2009	5,773,860
25,000,000		Series 316-1, 6.500%, 10/1/2031	20,164,000
25,000,000		Series 316-2, 6.500%, 10/1/2031	5,250,000
89,855,635		Series 1999-T2-X, 0.670%, (Interest Only), 1/19/2039	1,684,793
6,057,327		Series 2001-T1-1, 0.795%, (Interest Only), 4/25/2029	132,534
11,169,569		Series 2001-T1-A1, 7.500%, 4/25/2029	11,651,033

		TOTAL	63,727,290

		Government National Mortgage Association--30.1%
72,372,426		6.500%, 11/15/2023 - 5/15/2029	74,440,775
121,029,600		7.000%, 3/15/2024 - 8/15/2031	125,451,483
60,975,155		7.500%, 12/15/2023 -- 7/15/2030	63,689,671
48,957,234		8.000%, 9/15/2029 - 11/15/2030	51,432,833
17,252,995		8.250%, 5/15/2030 - 10/15/2030	18,174,995
3,359,898		8.375%, 8/15/2030	3,539,451
11,254,281		8.500%, 11/15/2029 - 1/15/2030	11,890,823
525		11.250%, 9/20/2015	588
67,521		11.750%, 7/15/2013	77,101
25,479		13.000%, 9/20/2014	29,771

		TOTAL	348,727,491

		Small Business Administration--0.0%
559,342		1.394%, (Interest Only) 12/31/2003	13,424

Principal Amount or Shares			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		U.S. Treasury--1.9%
$20,000,000		United States Treasury Notes, 5.750%, 8/15/2010	$21,674,800

		TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $974,376,778)	1,007,222,624

		MUTUAL FUNDS--2.8%
32,480,386		Government Obligations Fund (identified cost $32,480,386)	32,480,386

		REPURCHASE AGREEMENTS--13.4%[4,5]
4,700,000		Goldman Sachs Group, LP, 3.370%, dated 9/10/2001, due 10/15/2001	4,700,000
58,200,000		Goldman Sachs Group, LP, 3.420%, dated 8/28/2001, due 10/15/2001	58,200,000
91,600,000		Goldman Sachs Group, LP, 3.420%, dated 8/30/2001, due 10/15/2001	91,600,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	154,500,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,411,300,940)[6]	$1,442,410,551

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At September 30, 2001, these securities amounted to $6,982,865 which represents 0.6% of net assets.

2 A portion of these securities are subject to dollar roll transactions.

3 Discount rate at time of purchase.

4 The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

5 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

6 The cost of investments for federal tax purposes amounts to $1,411,977,787. The net unrealized appreciation of investments on a federal tax basis amounts to $30,432,764 which is comprised of $39,097,083 appreciation and $8,664,319 depreciation at September 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($1,157,852,607) at September 30, 2001.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2001 (unaudited)

Assets:
Investments in repurchase agreements	$154,500,000
Investments in securities	1,287,910,551

Total investments in securities, at value (identified cost of $1,411,977,787 and cost reflecting generally accepted accounting principles of $1,411,300,940)		$1,442,410,551
Income receivable		5,583,737
Receivable for investments sold		33,355,705
Receivable for shares sold		2,649,063

TOTAL ASSETS		1,483,999,056

Liabilities:
Payable for investments purchased	54,313,010
Payable for shares redeemed	1,055,114
Income distribution payable	5,699,184
Payable for dollar roll transactions	264,467,994
Accrued expenses	611,147

TOTAL LIABILITIES		326,146,449

Net assets for 145,804,618 shares outstanding		$1,157,852,607

Net Assets Consist of:
Paid in capital		$1,301,271,084
Distributions in excess of net investment income		(397,177)
Net unrealized appreciation of investments		31,109,611
Accumulated net realized loss on investments		(174,130,911)

TOTAL NET ASSETS		$1,157,852,607

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($908,163,256 ÷ 114,357,190 shares outstanding)		$7.94

Offering price per share (100/95.50 of $7.94)[1]		$8.31

Redemption proceeds per share (100.00/100 of $7.94)		$7.94

Class B Shares:
Net asset value per share ($192,438,047 ÷ 24,236,654 shares outstanding)		$7.94

Offering price per share (100/100.00 of $7.94)		$7.94

Redemption proceeds per share (94.50/100 of $7.94)[1]		$7.50

Class C Shares:
Net asset value per share ($57,251,304 ÷ 7,210,774 shares outstanding)		$7.94

Offering price per share (100/100.00 of $7.94)		$7.94

Redemption proceeds per share (99.00/100 of $7.94)[1]		$7.86

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended September 30, 2001 (unaudited)

Investment Income:
Interest (net of dollar roll expense of $4,241,369)			$39,615,302

Expenses:
Investment adviser fee		$2,948,651
Administrative personnel and services fee		420,716
Custodian fees		39,236
Transfer and dividend disbursing agent fees and expenses		443,075
Directors'/Trustees' fees		7,822
Auditing fees		9,198
Legal fees		2,235
Portfolio accounting fees		85,955
Distribution services fee--Class B Shares		605,434
Distribution services fee--Class C Shares		202,800
Shareholder services fee--Class A Shares		1,127,388
Shareholder services fee--Class B Shares		201,811
Shareholder services fee--Class C Shares		67,600
Share registration costs		32,278
Printing and postage		46,453
Insurance premiums		1,418
Taxes		42,463
Miscellaneous		7,263

TOTAL EXPENSES		6,291,796

Waiver and Reimbursement:
Waiver of shareholder services fee--Class A Shares	$(90,191)
Reimbursement of investment adviser fee	(7,660)

TOTAL WAIVER AND REIMBURSEMENT		(97,851)

Net expenses			6,193,945

Net investment income			33,421,357

Realized and Unrealized Gain on Investments:
Net realized gain on investments			3,908,461
Net change in unrealized appreciation of investments			13,829,574
Net realized and unrealized gain on investments			17,738,035
Change in net assets resulting from operations			$51,159,392

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 9/30/2001	Year Ended 3/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$33,421,357	$65,878,200
Net realized gain (loss) on investments	3,908,461	(2,478,339)
Net change in unrealized appreciation on investments	13,829,574	45,801,998

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	51,159,392	109,201,859

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(27,513,196)	(56,394,620)
Class B Shares	(4,459,419)	(6,985,472)
Class C Shares	(1,448,742)	(2,498,108)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(33,421,357)	(65,878,200)

Share Transactions:
Proceeds from sale of shares	213,460,679	489,007,578
Net asset value of shares issued to shareholders in payment of distributions declared	18,248,147	43,612,412
Cost of shares redeemed	(189,488,476)	(565,871,987)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	42,220,350	(33,251,997)

Change in net assets	59,958,385	10,071,662

Net Assets:
Beginning of period	1,097,894,222	1,087,822,560

End of period	$1,157,852,607	$1,097,894,222

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.82	$7.48	$7.84	$7.90	$7.65	$7.78
Income From Investment Operations:
Net investment income	0.24 [1]	0.48 [2]	0.47 [2]	0.46	0.50	0.51
Net realized and unrealized gain (loss) on investments	0.12	0.34	(0.35)	(0.04)	0.26	(0.14)

TOTAL FROM INVESTMENT OPERATIONS	0.36	0.82	0.12	0.42	0.76	0.37

Less Distributions:
Distributions from net investment income	(0.24)	(0.48)	(0.48)	(0.48)	(0.51)	(0.50)

Net Asset Value, End of Period	$7.94	$7.82	$7.48	$7.84	$7.90	$7.65

Total Return[3]	4.69%	11.32%	1.66%	5.43%	10.21%	4.88%

Ratios to Average Net Assets:

Expenses	0.97%[5]	1.03%	1.00%	0.96%	0.94%	0.95%

Net investment income	6.02%[1,5]	6.27%	6.30%	5.78%	6.40%	6.60%

Expense waiver/reimbursement[4]	0.02%[5]	0.02%	0.02%	0.02%	0.08%	0.12%

Supplemental Data:

Net assets, end of period (000 omitted)	$908,163	$898,897	$915,850	$1,052,081	$1,138,450	$1,177,071

Portfolio turnover	54%	145%	103%	187%	88%	120%

1 As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. This change had no effect on net investment income per share or the net investment income ratio. Per share, ratios, and supplemental data for the periods prior to September 30, 2001 have not been restated to reflect this change.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.82	$7.48	$7.84	$7.90	$7.66	$7.78
Income From Investment Operations:
Net investment income	0.21 [1]	0.42 [2]	0.41 [2]	0.40	0.44	0.44
Net realized and unrealized gain (loss) on investments	0.12	0.34	(0.35)	(0.04)	0.25	(0.13)

TOTAL FROM INVESTMENT OPERATIONS	0.33	0.76	0.06	0.36	0.69	0.31

Less Distributions:
Distributions from net investment income	(0.21)	(0.42)	(0.42)	(0.42)	(0.45)	(0.43)

Net Asset Value, End of Period	$7.94	$7.82	$7.48	$7.84	$7.90	$7.66

Total Return[3]	4.30%	10.47%	0.88%	4.64%	9.16%	4.13%

Ratios to Average Net Assets:

Expenses	1.74%[5]	1.80%	1.77%	1.73%	1.77%	1.80%

Net investment income	5.27%[1,5]	5.54%	5.54%	5.01%	5.57%	5.75%

Expense waiver/reimbursement[4]	0.00%[5,6]	0.00%[6]	--	--	--	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$192,438	$146,309	$126,336	$141,148	$107,225	$100,439

Portfolio turnover	54%	145%	103%	187%	88%	120%

1 As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. This change had no effect on net investment income per share or the net investment income ratio. Per share, ratios, and supplemental data for the periods prior to September 30, 2001 have not been restated to reflect this change.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Computed on an annualized basis.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.82	$7.48	$7.84	$7.91	$7.66	$7.78
Income From Investment Operations:
Net investment income	0.21 [1]	0.42 [2]	0.41 [2]	0.40	0.44	0.45
Net realized and unrealized gain (loss) on investments	0.12	0.34	(0.35)	(0.05)	0.26	(0.13)

TOTAL FROM INVESTMENT OPERATIONS	0.33	0.76	0.06	0.35	0.70	0.32

Less Distributions:
Distributions from net investment income	(0.21)	(0.42)	(0.42)	(0.42)	(0.45)	(0.44)

Net Asset Value, End of Period	$7.94	$7.82	$7.48	$7.84	$7.91	$7.66

Total Return[3]	4.29%	10.48%	0.87%	4.51%	9.29%	4.14%

Ratios to Average Net Assets:

Expenses	1.74%[5]	1.80%	1.77%	1.73%	1.77%	1.80%

Net investment income	5.26%[1,5]	5.55%	5.54%	5.01%	5.57%	5.74%

Expense waiver/reimbursement[4]	0.00%[5,6]	0.00%[6]	--	--	--	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$57,251	$52,687	$45,637	$50,071	$48,118	$55,842

Portfolio turnover	54%	145%	103%	187%	88%	120%

1 As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. This change had no effect on net investment income per share or the net investment income ratio. Per share, ratios, and supplemental data for the periods prior to September 30, 2001 have not been restated to reflect this change.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Computed on an annualized basis.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2001 (unaudited)

ORGANIZATION

Federated Fund for U.S. Government Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities and other fixed income and asset backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors"). Investments in other open-end investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount are amortized/accreted for financial reporting purposes (see "Change in Accounting Principle" note). Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Change in Accounting Principle

As required, effective April 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing long-term discount or premium on debt securities. Prior to April 1, 2001, the Fund did not amortize long-term discounts or premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $397,177 decrease to net investment income, a $279,670 increase in net realized losses and a $676,847 decrease in cost of securities and a corresponding $676,847 increase in net unrealized appreciation, based on securities held by the Fund on March 1, 2001.

The adoption of the Guide had no effect on the financial statements for the six months ended September 30, 2001. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $175,290,346, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$ 7,519,074

2003	$123,323,419

2004	$ 4,621,860

2005	$ 20,564,242

2008	$ 3,778,036

2009	$ 15,483,715

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	750,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	16,423,075	$128,106,441	48,081,789	$373,974,271
Shares issued to shareholders in payment of distributions declared	1,964,686	15,321,141	4,960,717	37,807,360
Shares redeemed	(18,949,758)	(148,300,490)	(60,603,068)	(465,182,616)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(561,997)	$(4,872,908)	(7,560,562)	$(53,400,985)

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	7,956,818	$62,425,469	8,179,385	$63,357,237
Shares issued to shareholders in payment of distributions declared	286,190	2,232,294	576,992	4,400,121
Shares redeemed	(2,711,433)	(21,230,134)	(6,947,794)	(52,851,935)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	5,531,575	$43,427,629	1,808,583	$14,905,423

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,932,747	$22,928,769	6,696,955	$51,676,070
Shares issued to shareholders in payment of distributions declared	89,052	694,712	184,310	1,404,931
Shares redeemed	(2,547,937)	(19,957,852)	(6,247,721)	(47,837,436)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	473,862	$3,665,629	633,544	$5,243,565

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	5,443,440	$42,220,350	(5,118,435)	$(33,251,997)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.25% of the average daily net assets of the Fund; and (b) 4.50% of gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is also managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended September 30, 2001, were as follows:

Purchases	$842,856,669

Sales	$619,863,377

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Fund for U.S. Government Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314182106
Cusip 314182205
Cusip 314182304

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

8110105 (11/01)